                           STI CLASSIC VARIABLE TRUST
                              MID-CAP EQUITY FUND
                      SUPPLEMENT DATED OCTOBER 2, 1996 TO
                        PROSPECTUS DATED APRIL 30, 1996

    This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with such Prospectus.

    Effective October 1, 1996, the Portfolio Manager for the Mid-Cap Equity Fund is Mr. Elliott A. Perny. The fourth paragraph on page 13 under the heading "PORTFOLIO MANAGERS" of the prospectus should be replaced with the following:

    Mr. Elliott A. Perny has been responsible for the day-to-day management of the Mid-Cap Equity Fund since october 1, 1996. Mr. Perny has served as Senior Executive Vice President of STI Capital since September, 1992 and has served as a portfolio manager with STI Capital since 1991.

                       PLEASE RETAIN FOR FUTURE REFERENCE